Purchased Credit Impaired Loans ("PCI") - Summary of Carrying Amounts as of Acquisition Date of PCI Loans Acquired (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Receivables [Abstract]
Contractually required principal and interest at acquisition	$ 4,285	$ 1,272
Nonaccretable difference	(1,208)	(404)
Cash flows expected to be collected at acquisition	3,077	868
Accretable yield adjustment	(510)	(128)
Total carrying amount of PCI loans	$ 2,567	$ 740